UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

 of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2008

INTEGRATED MEDIA HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation or organization)

76-0600966

(IRS Employer Identification Number)

524 East Weddell Drive
Sunnyvale, CA  94089
(Address of principal executive offices)

William L. Sklar
Integrated Media Holdings, Inc.
12000 Westheimer Road, Suite 340
Houston, TX  77077
(Name and address of agent for service)

202-551-3352

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

1.	(i) The primary accountant of Integrated Media Holdings, Inc., a Delaware corporation ("Registrant"), Malone & Malone, PC, was dismissed by the Registrant on May 8, 2008.

(ii) No reports on the financial statements prepared by Malone & Bailey, PC over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for concerns about the Company's ability to continue as a going concern.

(iii) The decision to change accountants was, recommended and approved by the Board of Directors, on March 19, 2008.

(iv) During the registrant's two most recent fiscal years, and the subsequent interim period through May 8, 2008 (the date of dismissal), there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC would have caused it to make reference to the subject matter of the disagreements in connection with its report.

2.	(i) The registrant retained the services of the accounting firm of Berman Hopkins Wright & LaHam LLP on May 8, 2008 as their principal accountant.

(ii) During the Registrant's fiscal years ended December 31, 2006 and 2007 and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

(iii) During the Registrant's fiscal years ended December 31, 2006 and 2007, and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

(iv) During the two most recent fiscal years and the subsequent interim period through May 8, 2008 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Registrant's fiscal years ended December 31, 2006 and 2007, and any later interim period, including the interim up to and including the date the relationship with Malone & Bailey, PC ceased.

3.
The Registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Malone & Bailey, PC and requested that they furnish the Registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein.  Such letter is attached as an exhibit.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16 - Letter re change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED MEDIA HOLDINGS, INC.

By: /s/ Rene A Schena
Rene A. Schena, Chairman & CEO

Date: May 8, 2008